EXHIBIT 99.1

Bannix Acquisition Corp. Announces Entering into a Business Combination Agreement with Evie Autonomous Group Ltd.

Developer of Ai Technologies and Autonomous Future Mobility Platforms for Industrial & Commercial Environments.

“At Evie we move people and goods autonomously”

West Hollywood, CA - June 30, 2023 - Bannix Acquisition Corp. (NASDAQ: BNIX), a publicly traded special purpose acquisition company, is thrilled to announce that it has entered into a definitive agreement to acquire Evie Autonomous Group Ltd, a private company based in England and Wales. This business combination agreement marks a significant milestone for both companies and represents a major leap forward in the autonomous technology sector.

Evie Autonomous operates in the off highway industrial & commercial future autonomous mobility markets. It has a complete proven autonomous technologies stack using its Ai Radar vision sensor that can be installed on any other vehicle as well as its own range of autonomous pods and future mobility platforms, with endless applications. This means that it is not in direct competition with the major automotive manufacturers, rather is part of the automotive tier 1 supply chain supplying other Original Equipment Manufactures, and its platforms operate in a controlled commercial setting, such as campuses, airports, ports, agriculture, logistics and smart cities. This can be better understood by visiting www.evieautonomous.com. Additionally, Evie Autonomous has upgraded its current pods, as used at London Heathrow Airport, with full level4 autonomy, allowing it to operate outside of a guideway. It also has a range of fully autonomous operating vehicles at its headquarters for various applications and projects.

Under the terms of the agreement, Bannix will acquire all of the issued and outstanding shares of Evie Autonomous Group Ltd. In exchange, Bannix will issue 85,000,000 shares of its common stock, par value $0.01 per share. This transaction will result in Evie Autonomous Group Ltd becoming a wholly owned subsidiary of Bannix.

The agreement includes customary representations and warranties. Bannix has made various commitments, including obtaining relevant approvals and complying with applicable listing requirements of The Nasdaq Stock Market LLC. Similarly, Evie Autonomous Group Ltd has made representations and warranties regarding its organization, financial statements, compliance with laws, and more.

The completion of the acquisition is subject to certain conditions, including the approval of Bannix’s shareholders. Both Bannix and Evie Autonomous Group Ltd are committed to working diligently together to meet these conditions and finalize the deal.

This acquisition will strengthen Bannix’s position in the commercial autonomous technology industry with the goal of accelerating its growth trajectory. By combining their expertise and resources, Bannix and Evie Autonomous Group Ltd aim to drive innovation and deliver cutting-edge autonomous solutions to an existing market.

“We are thrilled to announce this transformative acquisition agreement with Evie Autonomous Group Ltd,” said Doug Davis, CEO of Bannix Acquisition Corp. “This strategic partnership is designed to unlock tremendous value and with the goal of positioning us as a leader in the autonomous technology space following the closing. Together, it is our plan to drive the future of mobility and revolutionize the way people experience transportation.”

Mr. Steven Lake, Founder of Evie Autonomous commented, “Now is the time to deliver world class Automation, Robotics and AI into off highway environments improving productivity, profitably and safety across multiple sectors. I am excited that this combination will accelerate our progress and bring our proven solutions and technology to the attention of partners globally”.

No assurances can be made that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and shareholder approval of both companies, regulatory approvals and other customary conditions.

About Bannix Acquisition Corp.

Bannix Acquisition Corp. is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About Evie Autonomous

Evie Autonomous Limited is a business incorporated in England & Wales based in Stoke-on -Trent. It was founded by Mr. Steven Lake who is involved in motorsport and has built several successful global businesses within the Tier 1 automotive supply chain to blue chip OEMs and includes supplying FIA and Nascar. Evie Autonomous has the mission to accelerate the transformation from low level autonomy to safer, cleaner fully autonomous movement of people and goods. The Evie Autonomous journey began five years ago in the R&D sector, producing complete systems at low-cost, and now is seeking to expand and grow globally, mile by self-driving mile.

Forward-Looking Statements

This press release and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed transaction, Bannix will prepare a proxy statement (the “Proxy Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to its stockholders. Bannix urges its investors and other interested persons to read, when available, the Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. The Proxy Statement, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Bannix and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the proposed transaction related matters. Information regarding Bannix’s directors and executive officers is contained in the section of Bannix’s Form 10-K for the year ended December 31, 2022 filed with the SEC on April 11, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available.

Contact:

Bannix Acquisition Corp
Doug Davis, CEO
(323) 682-8949
doug.davis@bannixacquisition.com